UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 22, 2007
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                Date of Report (Date of Earliest Event Reported)

                                  ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Washington               000-22418                91-1011792
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 (State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)            File No.)           Identification No.)


                   2111 N. Molter Road, Liberty Lake, WA 99019
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               (Address of Principal Executive Offices, Zip Code)


                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2007, the Board of Directors of Itron, Inc. (Itron) elected John
W. Holleran as Senior Vice President, General Counsel and Corporate Secretary. In connection with his election, Mr. Holleran entered into change in control and indemnification agreements, with terms that are substantially the same as those filed with our Annual Report on Form 10-K.

Prior to joining Itron, Mr. Holleran spent over 25 years with Boise Cascade Corporation and then Boise Cascade, LLC serving most recently as Executive Vice President, Administration and Chief Legal Officer.

Russell N. Fairbanks, Jr., Itron's former Senior Vice President and General Counsel, will retire on June 30, 2007.


The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       ITRON, INC.

Dated: February 22, 2007               By:      /s/ Steven M. Helmbrecht
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                                       Steven M. Helmbrecht
                                       Sr. Vice President and Chief Financial
                                       Officer